SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 2, 2013

PROVIDENT NEW YORK BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35385	80-0091851
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

400 Rella Boulevard, Montebello, New York	10901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 2, 2013, the Company completed the offering of its Senior Notes due 2018 (the “Senior Notes”).  The Senior Notes were issued under an indenture dated July 2, 2013 (the “Indenture”) between the Company and U.S. Bank National Association, as trustee.  In connection with the closing under the Indenture, the Senior Notes were sold in a private placement and resold by the initial purchasers to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933 (the “Securities Act”)

The Senior Notes are unsecured obligations of the Company that rank equally with all other unsecured unsubordinated indebtedness, and will be effectively subordinated to any secured indebtedness to the extent of the value of the collateral securing such indebtedness, and structurally subordinated to the existing and future indebtedness of the Company’s subsidiaries.  Interest on the Senior Notes will be payable on January 2 and July 2 beginning January 2, 2014. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. The Senior Notes will mature on July 2, 2018.

The Indenture includes provisions that, among other things, restrict the Company’s ability to dispose of or issue shares of voting stock of a Principal Subsidiary Bank (as defined in the Indenture) and to transfer the Company’s assets substantially as an entirety or merge or consolidate with or into other entities, without satisfying certain conditions.

The Senior Notes will not be registered under the Securities Act and may not be offered or sold in the U.S. absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Senior Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

The Indenture is filed herewith as Exhibit 4.1 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description
4.1	Indenture dated as of July 2, 2013 by and between Provident New York Bancorp and U.S. Bank National Association, as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

DATE: July 2, 2013	By:	/s/ Luis Massiani
Luis Massiani
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Indenture dated as of July 2, 2013 by and between Provident New York Bancorp and U.S. Bank National Association, as trustee